Short-Term Debt	12 Months Ended
Dec. 31, 2011
Short-Term Debt [Abstract]
Short-Term Debt
Note 9. Short-Term Debt

At December 31, 2011 and 2010 the Bank had no debt classified as short-term.

At December 31, 2011, the Bank had established unsecured lines of credit of approximately $6,000,000 with correspondent banks to provide additional liquidity if, and as needed. In addition, the Bank has the ability to borrow up to $43,310,000 from the Federal Home Loan Bank, subject to the pledging of collateral.